AMENDMENT No. 4 AND WAIVER TO PURCHASE AGREEMENT

AMENDMENT No. 4 AND WAIVER TO PURCHASE AGREEMENT, dated as of February 22, 1999, among MERISEL AMERICAS, INC ("Merisel Americas"), MERISEL CAPITAL FUNDING, INC. ("Merisel Capital Funding"), REDWOOD RECEIVABLES CORPORATION ("Redwood") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital").

                  WHEREAS, Merisel Capital Funding, as seller (in such capacity, the "Seller"), Redwood as purchaser (in such capacity, the "Purchaser"), GE Capital, as operating agent (in such capacity, the "Operating Agent") and collateral agent (in such capacity, the "Collateral Agent") and Merisel Americas (in such capacity, the "Servicer") are parties to an Amended and Restated Receivables Purchase and Servicing Agreement, dated as of September 27, 1996, as amended by Amendment No. 1, dated as of November 7, 1996, Amendment No. 2, dated as of December 19, 1997 and Amendment No. 3, dated as of July 31, 1998 (the "Purchase Agreement");

                  WHEREAS, the Seller and the Servicer have requested that the Purchaser, the Operating Agent and the Collateral Agent waive and amend certain financial covenants contained in the Purchase Agreement, subject to the terms and conditions hereof.

                  WHEREAS, the parties hereto desire to amend the Purchase Agreement (such amendments collectively referred to herein as the "Amendments").

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:
                                                 ARTICLE I
                                                DEFINITIONS

                  All capitalized terms used herein, unless otherwise defined, are used as defined in the Purchase Agreement.

                                                ARTICLE II
                                   AMENDMENT NO. 4 TO PURCHASE AGREEMENT

                  (a) Section 2.02(b) of the Purchase Agreement is hereby amended by changing "December 31, 1999" to "December 31, 2001."

                  (b) Section 14.02 is hereby amended by adding ", GE Capital sponsored conduit," after the phrase "Affiliate of GE Capital" each time such phrase appears.

                  (c) Schedule 3 is hereby amended by:

                           (i)  deleting the definition of "Daily Margin" and
substituting therefor the following definition of "Daily Margin":

                           "'Daily  Margin'  means as of any date,  a percentage
                  per annum (the "Reference Percentage") divided by 360, which Reference Percentage shall be determined by reference to the Daily Margin Interest Coverage Ratio for the four fiscal quarters of the Parent ended on or most recently prior to such date as set forth below:

                                               MARGIN LEVEL

                  Daily Margin
                  Interest Coverage                                   Reference
                  Ratio                                               Percentage
                  Level I
                           Less than or equal to
                           1.00                                           1.25%

                  Level II
                           Greater than 1.00, but
                           less than or equal to
                           1.40                                           1.00%

                  Level III
                           Greater than 1.40, but
                           less than or equal to
                           1.65                                           0.75%

                  Level IV
                           Greater than 1.65, but
                           less than or equal to
                           2.00                                           0.60%

                  Level V
                           Greater than 2.00                              0.45%

Notwithstanding the foregoing, Daily Margin shall mean 0.75% until May 15, 1999, and thereafter Daily Margin shall be computed for the fiscal quarters ending April 3, 1999, July 3, 1999, October 2, 1999 and January 1, 2000 by reference to the Fixed Charge Coverage Ratio of the Parent as set forth below:

For the Fiscal Quarter ending April 3, 1999:

                      Fixed Charge Coverage Ratio             Reference %

Level A  Less than 0.62                                          0.75

Level B  Greater than or equal to 0.62            Refer to Daily Margin Interest
                                                              Coverage Ratio


For the Fiscal Quarter ending July 3, 1999:

                      Fixed Charge Coverage Ratio             Reference %

Level A  Less than 0.68                                          0.75

Level B  Greater than or equal to 0.68                     Refer to Daily
                                                           Margin Interest
                                                            Coverage Ratio


For the Fiscal Quarter ending October 2, 1999:

                      Fixed Charge Coverage Ratio             Reference %

Level A  Less than 0.77                                           0.75

Level B  Greater than or equal to 0.77                        Refer to Daily
                                                              Margin Interest
                                                              Coverage Ratio


For the Fiscal Quarter ending January 1, 2000:

                      Fixed Charge Coverage Ratio             Reference %

Level A  Less than 0.90                                           0.75%

Level B  Greater than or equal to 0.90                       Refer to Daily
                                                            Margin Interest
                                                             Coverage Ratio

                      The Daily Margin shall be determined by reference to the Daily Margin Interest Coverage Ratio or the Fixed Charge Coverage Ratio, as applicable, in effect from time to time; provided, that (A) no change in the Daily Margin shall be effective until one Business Day after the date on which the Operating Agent and the Purchaser receive financial statements pursuant to Section 5.02(c) or
                      Section 5.02(e) and a certificate of the chief financial officer of the Parent demonstrating the computation of the Daily Margin Interest Coverage Ratio or the Fixed Charge Coverage Ratio, as applicable, and (B) if the Operating Agent and Purchaser have not received the information described in clause (A) of this proviso within ten days of the day required under Section 5.02(c), or Section 5.02(e), as the case may be, or if a Termination Event or Incipient Event has occurred and is continuing, the Daily Margin shall be determined with reference to Level I for so long as such information has not been received by the Operating Agent and Purchaser or such Termination Event or Incipient Event continues; provided that the Daily Margin Interest Coverage Ratio with respect to any period of four fiscal quarters that ends before the Fourth Quarter of 1998 are to be adjusted on a pro-forma basis to remove Restructuring Costs as if (a) the indebtedness that was refinanced or retired in connection with the issuance of the Stonington Convertible Note had been refinanced or retired by the Stonington Convertible Note as of the last day preceding the four fiscal quarters in respect of which such ratio is to be calculated and (b) the Stonington
                      Convertible Note was converted into common stock of the Parent as of the last day preceding the four fiscal quarters in respect of which such ratio is to be calculated; provided, further, that the pro-forma adjustments referred to in foregoing proviso shall be reasonably satisfactory to the Operating Agent as evidenced by the written approval of the Operating Agent; provided, further, that if the adjustments are not reasonably satisfactory to the Operating Agent, the parties to the Purchase Agreement shall negotiate in good faith to resolve any differences; and

                      (ii) amending and restating the definition of Daily Margin Interest Coverage Ratio to read as follows:

                                            "Daily Margin Interest Coverage
                      Ratio" means, with respect to any Person and its consolidated subsidiaries for any period for the preceding four fiscal quarters, the ratio of (i) EBITDA to (ii) Cash Interest Expense on all Funded Debt;

                      (d) Exhibit H of the Purchase Agreement is hereby amended by deleting the chart as it appears in such Exhibit and substituting in lieu thereof the following:

                                            FINANCIAL COVENANTS

                      (a) Except as provided in (b) below,  all  covenants
(i) shall be calculated on the basis of the financial ratios and net worth percentages for the most recent four consecutive fiscal quarters just completed, ending in each case with one of the quarters specified in the tables below, and
(ii) shall be calculated on a quarterly basis. For the Fixed Charge Coverage Ratio covenants and Interest Coverage Ratio covenants, with respect to any period of four fiscal quarters that ends before the Fourth Quarter of 1998, such covenants are to be calculated on a pro-forma basis including without limitation with respect to interest expense, principal payments and Restructuring Costs, as if (A) the indebtedness that was refinanced or retired in connection with the issuance of the Stonington Convertible Note had been refinanced or retired by the Stonington Convertible Note as of the last day preceding the four fiscal quarters in respect of which such covenants are to be calculated and (B) the Stonington Convertible Note was converted into common stock of the Parent as of the last day preceding the four fiscal quarters in respect of which such covenants are to be calculated; provided that the pro-forma adjustments referred to in this sentence shall be reasonably satisfactory to the Operating Agent as evidenced by the written approval of the Operating Agent; provided, further, that if the adjustments are not reasonably satisfactory to the Operating Agent, the parties to the Purchase Agreement shall negotiate in good faith to resolve any differences. For purposes of determining the covenants set forth in this Exhibit H, Funded Debt shall include any notes, bonds, certificates or other interests issued in a securitization of assets of the Originator or any of its Subsidiaries and principal payments on Funded Debt shall include any payments in respect of principal of such securities and Cash Interest Expense shall include any payments or distributions in respect of interest on such securities. (b) The Fixed Charge Coverage Ratio shall be calculated on the basis of the following measurement periods

         Period End Date                                     Measurement Period

         April 3, 1999                                     First Quarter of 1999
         July 3, 1999                          First and Second Quarters of 1999
         October 2, 1999                                First, Second, and Third
                                                              Quarters of 1999
         January 1, 2000                               Most recent four quarters
         and the last day of each
     fiscal quarter thereafter

         Covenant             Covenant Level

I.       Parent            Fixed Charge Coverage Ratio (minimum)

                           Fourth Quarter of 1997                   1.00 to 1.00
                           First Quarter of 1998                    1.00 to 1.00
                           Second Quarter of 1998                   1.00 to 1.00
                           Third Quarter of 1998                    0.85 to 1.00
                           Fourth Quarter of 1998                   0.70 to 1.00
                           First Quarter of 1999                    0.46 to 1.00
                           Second Quarter of 1999                   0.60 to 1.00
                           Third Quarter of 1999                    0.41 to 1.00
                           Fourth Quarter of 1999                   0.73 to 1.00

                           First Quarter of 2000                    1.00 to 1.00
                           Second Quarter of 2000                   1.00 to 1.00
                           Third Quarter of 2000
                           and thereafter                           1.10 to 1.00




                           Interest Coverage Ratio (minimum)

                           Fourth Quarter of 1997                   1.10 to 1.00
                           First Quarter of 1998                    1.10 to 1.00
                           Second Quarter of 1998                   1.15 to 1.00
                           Third Quarter of 1998                    1.25 to 1.00
                           Fourth Quarter of 1998
                           and each quarter thereafter              1.40 to 1.00

II.      Seller            Net Worth Percentage (minimum)                    15%

III.     Parent            Tangible Net Worth (minimum)             $125,000,000
                                                                     (commencing
                                                                1/3/1998)   plus
                                                                  the greater of
                                                               85% of Net Income
                                                                        and zero

                                              [END OF CHART]

(c) The definition of "Fixed Charge Coverage Ratio" is hereby amended by (a) adding the phrase "except as provided in paragraph (b) under the heading "Financial Covenants" in this Exhibit H" after the word "and" in the fourth line thereof and (b) adding the following language at the end thereof:

         "provided, however, that for purposes of determining compliance with the Fixed Charge Coverage Ratio covenant for the fiscal quarters ended April 3, 1999 and July 3, 1999, "Fixed Charge Coverage Ratio" means with respect to any Person and its consolidated subsidiaries, the ratio of (i) EBITDA to (ii) Fixed Charges plus Capital Expenditures."

                                   ARTICLE III
                             WAIVER OF DEFAULT UNDER
                               PURCHASE AGREEMENT

                   The Operating Agent, the Collateral Agent and the Purchaser agree to waive any potential Termination Event resulting from any breach of the Fixed Charge Coverage Ratio covenant contained in Exhibit H of the Purchase
Agreement as applicable to the Parent that may occur for the fiscal quarter ended December 31, 1998.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

                   The effectiveness of these Amendments is subject to the conditions precedent that the Collateral Agent, the Operating Agent, the Liquidity Agent, the LOC Agent and the Purchaser shall have received each of the following, in form and substance satisfactory to each such party:

                   (a) All consents required under the Reimbursement Agreement, Liquidity Loan Agreement and Insurance Agreement and confirmation from each Rating Agency that the Rating Agency Condition has been satisfied.

                   (b) A certificate of the Secretary of each of the Seller and the Servicer, dated the date of these Amendments and certifying (i) that attached thereto is a true and complete copy of a resolution of the Board of Directors of the Seller or the Servicer, as the case may be, authorizing the execution, delivery and performance of these Amendments, and all other documents required or necessary to be delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect and (ii) as to the incumbency and specimen signature of each Person's officers executing these Amendments, and all other documents required or necessary to be delivered hereunder.

                   (c) A certificate of an officer of each of the Seller and the Servicer, dated the date of these amendments, certifying that each of the representations and warranties made by the Seller and the Servicer in these Amendments is true and correct in all material respects as of the date hereof.

                   (d) The opinion of counsel to the Seller, in form and substance reasonably satisfactory to the Purchaser, the LOC Agent, the Liquidity Agent, the Operating Agent and the Collateral Agent, as to certain matters including, without limitation, (i) the valid existence and good standing of the Seller and Servicer, (ii) the power and authority of the Seller and Servicer (or Originator, as the case may be) to execute the Amendments, (iii) the due authorization, execution and delivery of the Amendments by the Seller and Servicer (or Originator, as the case may be), (iv) the enforceability of the Amendments against the Seller and Servicer (or Originator, as the case may be), and (v) that the execution and delivery of the Amendments (x) does not conflict with the organizational documents of the Seller or Servicer and (y) does not violate or constitute a default under any material financing agreements of the Seller or Servicer.

                   (e) An Officer's Certificate in form and substance satisfactory to the Operating Agent to the effect that all of representations and Warranties in the Transfer Agreement and Purchase Agreement are true and correct in all material respects as of the date hereof.

                   (f) The Seller shall pay the fees and expenses of the Purchaser as set forth in the letter agreement between the Seller and Purchaser dated the date hereof (including, without limitation, reasonable legal fees and expenses).
                                                 ARTICLE V
                                  SELLER'S AND SERVICER'S REPRESENTATIONS
                                              AND WARRANTIES

                   Each of the Seller and the Servicer represents and warrants that:

                   (a) these Amendments have been duly authorized, executed and delivered pursuant to its corporation power;

                   (b) these Amendments constitute its legal, valid and binding obligation subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally; and

                   (c) after giving effect to the amendments referred to herein, there does not exist any Termination Event.

                                                ARTICLE VI
                                               MISCELLANEOUS

                   SECTION 6.1 Confirmation of Purchase Agreement. Each of the Seller and the Servicer agree that, except for the specific amendments and waiver set forth herein, nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the Purchase Agreement and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Purchase Agreement to "this Agreement" and in each of the other documents to be executed in connection therewith to the "Purchase Agreement," shall mean the Purchase Agreement as amended by these Amendments and as each such agreement may be hereinafter amended or restated. Nothing herein shall obligate the Seller, the Servicer, the Purchaser, Liquidity Agent, the LOC Agent, the Operating Agent or the Collateral Agent to enter into any future amendment (whether similar or dissimilar).

                   SECTION 6.2 Waiver by the Seller. Except for manifest errors on the part of the Operating Agent, each of the Seller and the Servicer hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Purchaser, the LOC Provider, the LOC Agent, the Operating Agent and the Collateral Agent arising on or prior to the date hereof in connection with the Purchase Agreement or the transactions contemplated thereunder.

                   SECTION 6.3 Counterparts. Delivery of an executed counterpart of a signature page to these Amendments by facsimile shall be effective as delivery of a manually executed counterpart of these Amendments. These Amendments may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                   SECTION 6.4 Governing Law. These Amendments shall be governed by, and construed in accordance with, California law.

                   SECTION 6.5 Effective Date of Amendments. Upon the execution and delivery of these Amendments by the parties hereto and the satisfaction of the conditions precedent set forth herein, the Purchase Agreement shall be amended by these Amendments, effective as of the date hereof.

                                                *    *    *

                   IN WITNESS WHEREOF, the Seller, the Servicer, the Collateral Agent, the Operating Agent, the Liquidity Agent, the LOC Agent, the LOC Provider and the Purchaser have caused these Amendments to be duly executed by their respective authorized officers as of the date and year first above written.

                   MERISEL CAPITAL FUNDING, INC.,
                   as Seller


                   By:/s/Charles B. Freedman
                      ---------------------------------
                   Title:  Vice President and Treasurer
                   Name: Charles B. Freedman


                   MERISEL AMERICAS, INC.,
                   as Servicer


                   By:/s/Charles B. Freedman
                      ---------------------------------
                   Title:  Vice President and Treasurer
                   Name: Charles B. Freedman


                   GENERAL ELECTRIC CAPITAL CORPORATION,
                   as Operating Agent and Collateral Agent


                   By:/s/Dennis M. Creeden
                      ---------------------------------
                   Title:  Vice President
                   Name: Dennis M. Creeden

                   GENERAL ELECTRIC CAPITAL CORPORATION,
                   as LOC Agent, Liquidity Agent and LOC Provider


                   By:/s/Dennis M. Creeden
                      ---------------------------------
                   Title:  Vice President
                   Name: Dennis M. Creeden


                   REDWOOD RECEIVABLES CORPORATION,
                   as Purchaser


                   By:/s/Joseph Wiles
                      ---------------------------------
                   Title:  Assistant Secretary
                   Name: Joseph Wiles